FIRST FARMERS AND MERCHANTS CORPORATION

816 South Garden Street, Columbia, Tennessee  38402-1148



NOTICE OF ANNUAL MEETING OF STOCKHOLDERS



to be held on the 18th day of April, 1995



To the Stockholders of First Farmers and Merchants Corporation:





	NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders of First Farmers and Merchants Corporation will be held in the Banking Room of the Main Office of First Farmers and Merchants National Bank of Columbia, 816 South Garden Street, Columbia, Tennessee 38402-1148, on the 18th day of April, 1995 at 3:00 o'clock P.M., local time, for the following purposes:



1.	Fixing number of Directors:  Fixing the number of Directors
to be elected at sixteen (16).



2.	Election of Directors:  Election of sixteen (16) persons
listed in the Proxy Statement dated March 27, 1995, accompanying the notice of said meeting.



3.	Transacting such other business as may properly be brought
before the meeting or any adjournment thereof.



	Stockholders of record at the close of business on March 1, 1995, are entitled to notice of and to vote at the meeting.



	To assure that your shares are represented at the meeting, please mark, date, sign and promptly return the enclosed proxy.
The proxy is revocable and will not affect your right to vote in person in the event you are able to attend the meeting.



	By order of the Board of Directors







							O'Neill D. Moore

							Secretary











March 27, 1995





FIRST FARMERS AND MERCHANTS CORPORATION

816 South Garden Street

Columbia, Tennessee  38402-1148



PROXY



	KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Stockholder of First Farmers and Merchants Corporation of
Columbia, Tennessee do nominate, constitute, and appoint Robin Courtney, J. Dawson Frierson, Jr., and C. Allan Kerley or any of them with full power to act alone, my true and lawful representative with respect to all shares of Common Stock of First Farmers and Merchants Corporation which the undersigned would be entitled to vote, at the Annual Meeting of Stockholders to be held on April 18, 1995, at 3:00 p.m., local time at the office of the First Farmers and Merchants National Bank of Columbia at 816 South Garden Street, Columbia, Tennessee 38402-1148, or any adjournment thereof, with all the powers the undersigned would possess if personally present, as follows:



1.	Fixing the number of Directors to be elected at sixteen (16).



	FOR [ ]			AGAINST [ ]			ABSTAIN [ ]



2.	Election of the sixteen (16) persons listed below as
Directors:



	FOR all nominees listed below [ ]		AGAINST all nominees listed
below [ ]

	(Except as marked to the contrary)



	Kenneth A. Abercrombie 	W. J. Davis, Jr.		Sam D. Kennedy	  T.
Randy Stevens

	James L. Bailey, Jr.	Thomas Napier Gordon  	Tillman Knox
Dan C. Wheeler

	Harlan D. Bowsher		Edwin W. Halliday     	Joe E. Lancaster
David I. Wise

	H. Terry Cook, Jr.		Waymon L. Hickman		Virgil H. Moore, Jr.  W.
Donald Wright



	TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE LISTED ABOVE, LINE THROUGH OR STRIKE OUT THE NOMINEE'S NAME.



3.	At their discretion, Robin Courtney and/or J. Dawson
Frierson, Jr. and/or C. Allan Kerley are authorized to vote upon such other business as may properly come before the meeting.



	Management at present knows of no other business to be presented by or on behalf of its management at the meeting.



	THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION
IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.



	THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY MAY BE REVOKED PRIOR TO ITS EXERCISE.



	When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



	Dated the __________ day of __________, 1995





				_____________________________________________





				_____________________________________________

					   (Signature of Stockholder)





No. of Shares ______________		PLEASE MARK, SIGN, DATE AND RETURN
THIS PROXY PROMPTLY.















FIRST FARMERS AND MERCHANTS CORPORATION

816 South Garden Street

Columbia, Tennessee  38402-1148





BALLOT





1.	Fixing the number of Directors to be elected at sixteen (16).



	FOR [ ]		 AGAINST [ ]		ABSTAIN [ ]





2.	Election of the sixteen (16) persons listed below as
Directors:



	FOR all nominees listed below [ ]		AGAINST all nominees listed
below [ ]

	(Except as marked to the contrary)



	Kenneth A. Abercrombie 	W. J. Davis, Jr.		Sam D. Kennedy	  T.
Randy Stevens

	James L. Bailey, Jr.	Thomas Napier Gordon  	Tillman Knox
Dan C. Wheeler

	Harlan D. Bowsher		Edwin W. Halliday     	Joe E. Lancaster
David I. Wise

	H. Terry Cook, Jr.		Waymon L. Hickman		Virgil H. Moore, Jr.  W.
Donald Wright



	TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE LISTED ABOVE, LINE THROUGH OR STRIKE OUT THE NOMINEE'S NAME.







	Dated the _________ day of ____________, 1995





					______________________________________





					______________________________________

						  (Signature of Stockholder)





No. of Shares ____________





PLEASE MARK, SIGN, DATE AND RETURN THIS BALLOT PROMPTLY.





FIRST FARMERS AND MERCHANTS CORPORATION

816 South Garden Street

Columbia, Tennessee  38402-1148





PROXY STATEMENT





ANNUAL MEETING OF STOCKHOLDERS



To Be Held on The 18th day of April, 1995



	The accompanying proxy is solicited by and on behalf of the Board of Directors of First Farmers and Merchants Corporation
(the "Corporation") for use at the Thirteenth Annual Meeting of Stockholders to be held on the 18th day of April, 1995, and any adjournment thereof. The time and place of the meeting are set forth in the accompanying Notice of Meeting. All expenses of preparing, printing, and mailing the proxy and all materials used in the solicitation thereof will be borne by the Corporation. In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegraph by directors, officers, and other personnel of the Corporation or its affiliate, none of whom will receive additional compensation for such services. The Corporation will also request custodians and nominees to forward soliciting materials to the beneficial owners of stock held of record by them and will pay reasonable expenses of such persons for forwarding such material. The date on which this Proxy Statement and the accompanying proxy are first being mailed to stockholders of the Corporation is the 27th day of March, 1995.



PURPOSES OF THE MEETING



	The Annual Stockholders' Meeting will be held for the purposes of (i) fixing the number of directors; (ii) electing directors;
and (iii) transacting whatever business may properly be brought before the meeting or any adjournment thereof.



QUORUM AND VOTING



	At the closing of business on March 1, 1995, the Corporation had issued and outstanding 1,400,000 shares of its common stock.
 Only holders of record of Common Stock of the Corporation at the close of business on March 1, 1995, (the "Record Date"), are entitled to notice of and to vote on matters to come before the Annual Meeting or any adjournment thereof.



	The presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock of the Corporation entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting or any adjournment thereof. A stockholder is entitled to one vote in person or by proxy at the Annual Meeting for each share of Common Stock of the Corporation held of record in his/her name.



	In each case where the stockholder has appropriately specified how the proxy is to be voted, it will be voted in accordance with his/her specifications. Stockholders may designate a person or persons other than those named in the enclosed proxy to vote their shares at the Annual Meeting or any adjournment thereof. As to any other matters of business which may be brought before the Annual Meeting or any adjournment thereof, a vote may be cast pursuant to the accompanying proxy in accordance with the judgment of the person or persons voting the same in the best interests of the Corporation, but management does not know of any other matter of business. Any stockholder has the power to revoke his/her proxy at any time, insofar as it has not been exercised, by written notice or subsequently dated proxy, received by the Corporation, or by revocation given by the stockholder in person at the Annual Meeting or any adjournment thereof.



PRINCIPAL HOLDERS OF VOTING SECURITIES



	As of March 1, 1995, no individual or corporation owned beneficially, directly or indirectly, more than 5% of the Corporation's voting securities. As of March 1, 1995, the First Farmers and Merchants National Bank of Columbia (the "Bank"), the Corporation's subsidiary held, of record in a fiduciary capacity as trustee, executor, agent or otherwise, 131,788 shares or approximately 9.41% of the Corporation's outstanding Common Stock, and has the sole right to vote all of these shares. The trust shares will be voted in a manner consistent with the best interests of the beneficiaries as determined by the Bank as fiduciary.



	The following tabulation sets forth the amount and percentage of the Corporation Common Stock owned beneficially (as determined in accordance with the rules and regulations of the Securities and Exchange Commission) as of March 1, 1995, by all directors and executive officers of the Corporation as a group.
For tabulation of beneficial ownership of Corporation by individual directors, see ELECTION OF DIRECTORS.



	Number of shares owned Beneficially		Percentage of

	by Directors and Executive Officers			Common Stock

	as a Group (a total of 19 persons) 			1,400,000 shares

                       309,376 					      22.10%



ELECTION OF DIRECTORS



	At the meeting, sixteen (16) nominees will be proposed for election as directors to serve until the next Annual Meeting of Stockholders or until their successors are elected and qualified.

The Corporation's Bylaws provide in Article III, Section 2, that there shall be at least five (5) and not more than twenty-five
(25) Directors. The Board of Directors believes it advisable that there be sixteen (16) Directors of the Corporation at this time. Proxies cannot be voted for a greater number than sixteen
(16) nominees.

	The Board of Directors proposes the election of the nominees listed below to serve until the next Annual Meeting or until their successors are duly elected and qualified. These sixteen nominees are presently serving as Directors. Unless contrary instructions are received, it is intended that the shares represented by proxies solicited by the Board of Directors will be voted in favor of the election as Directors of all of the nominees named below. If for any reason any of such nominees is not available for election, the persons named in the form of proxy have advised that they will vote for such substitute nominees as the Board of Directors of the Corporation may propose. The Board of Directors has no reason to expect that any of these nominees will fail to be candidates at the meeting, and, therefore, does not at this time have any substitute nominees under consideration. The names and certain information relating to the sixteen (16) nominees set forth below has been furnished to the Corporation by the individuals named.



	The following information is furnished with respect to the nominees on the next three pages:

						                                                                                           Shares of
					                                                                                           	Corporation
		                              Position &  	 Position & 	  Director 	  Business Experience     	Beneficially
		                              Office Held 	 Office Held   of Bank 	   During Last 	            Owned as of    Percent
Name 	                     Age  with Corp 	   with Bank 	   Since 	     Five (5) Years           3/01/95/1 	    of Class

Kenneth A. Abercrombie 	   53 	  Director 	    Director 	    1988 	      President, Loretto  	     1,400/2 	     0.10%
					                                                                    Casket Co., Inc.

James L. Bailey, Jr. 	     52 	  Director 	    Director 	    1973  	     Owner, Bailey Drugs 	     4,000 	       0.29%

Harlan D. Bowsher 	        66 	  Director 	    Director 	    1974  	     Plant Manager,            8,400/3 	     0.60%
                                                                    					General Electric
				                                                                    	(retired)

H. Terry Cook, Jr. 	       54 	  Director 	    Director 	    1980  	      President, Cook  	       8,984/4 	     0.64%
					                                                                     Properties, Inc.

W. J. Davis, Jr. 	         48 	  Director 	    Director 	    1982  	      Chairman & CEO,         44,140/5 	     3.15%
				                                                                     	Davis Group, Inc.

Thomas Napier Gordon 	     43 	  Director 	    Director 	    1986  	      Attorney & Managing 	   29,201/6 	     2.09%
					                                                                     Partner, Gordon
					                                                                     Brothers Properties

Edwin W. Halliday 	        62 	  Director 	     Director 	   1974  	      Farmer                 	 4,224/7 	     0.30%

Waymon L. Hickman 	        60 	  Director & 	   Director, 	  1967  	      President & Chief 	     40,000/8 	     2.86%
                               		President 	    President & 		            Executive Officer
			                                             CEO 		                    of Bank

Sam D. Kennedy 	           68 	  Director 	     Director	    1966  	      President,Kennedy 	      7,824/9 	     0.56%
					                                                                     Newspaper Co., Inc.
Tillman Knox 	             66 	  Director 	     Director 	   1966  	      President, Hall & Knox 	14,000/10 	    1.00%
					                                                                     Mining Company, Inc.

Joe E. Lancaster 	         65 	  Director 	     Director 	   1968  	      Chief Executive        	35,000/11 	    2.50%
					                                                                     Officer, Tennessee
					                                                                     Farmers Insurance
				                                                                     	Companies (Retired)

Virgil H. Moore, Jr       	69 	  Director & 	   Director & 	 1958  	      Chairman of the 	       55,980/12 	    4.00%
	                                Chairman of 	  Chairman of 		            Board of Directors
		                               the Board 	    the Board

T. Randy Stevens 	         43   	Director & 	   Director, 	  1991  	      Executive Vice  	       18,000/13 	    1.29%
		                               Vice President Exec. VP & 		             President & Chief
			                                             CAO 		                    Administrative Officer

Dan C. Wheeler 	           52 	  Director 	     Director 	   1993  	      Commissioner TN 	        2,767/14 	    0.20%
					                                                                     Department of
					                                                                     Agriculture

David I. Wise 	            63 	  Director & 	   Director & 	 1967  	      Senior Vice President 	 22,000/15 	    1.57%
		                               Vice President Senior VP 		              of Bank

W. Donald Wright 	         55 	  Director 	     Director 	   1992  	      Partner H&S Pharmacies     408 	       0.03%

                                                                        						                   296,328 	      21.17%

Footnotes





 1/	Unless otherwise indicated, all shares are owned of record.



 2/	400 shares are registered to Kenneth and Carol Abercrombie
(Mr. Abercrombie's wife).



	200 shares are registered to Curtis H. Abercrombie, minor son of Mr. Abercrombie.



 3/	6,570 shares are registered to Barbara J. Bowsher, Mr.
Bowsher's wife.



 4/	368 shares are registered to Griffitha G. Cook, Mr. Cook's
wife.



 5/	6,200 shares are registered to Wayne Pressnell Testamentary
Trust number one.



	800 shares are registered to Estate of W. J. Davis, Sr.



	6,300 shares are registered to Winfred J. Davis & Starling Pressnell Davis, Co-Trustees.



	8,168 shares are registered to W. J. Davis, Jr., Trustee, the
Davis Group



	4,152 shares are registered to Starling Pressnell Davis.



	320 shares are registered to Mrs. W. J. Davis.



 6/	2,530 shares are registered to Thomas Napier Gordon, Jr.,
minor son of Mr. Gordon.



	2,530 shares are registered to Edward Bradshaw Gordon, minor son of Mr. Gordon.



	200 shares are registered to Teri Hasenour Gordon, wife of Mr.
Gordon.



 7/	3,640 shares are registered to Polly Ann Halliday, Mr.
Halliday's wife.



 8/	20,100 shares are registered to Waymon L. Hickman and Carey
B. Hickman (Mr. Hickman's wife), joint tenants.



 9/	5,024 shares are registered to Elizabeth Ridley Finney
Kennedy, Mr. Kennedy's wife.



	400 shares are registered to Kennedy Newspapers Co., Inc.



10/	6,292 shares are registered to Hall and Knox Mining Company.



11/	20,000 shares are registered to Betty L. Lancaster, Mr.
Lancaster's wife.



12/	5,030 shares are registered to Virgil H. Moore, Jr. and
Nancy Griffin Moore (Mr. Moore's wife), joint tenants.



	60 shares are registered to William Griffin Moore (Mr. Moore's son) and Mrs. Nancy Griffin Moore, joint tenants.



	26,080 shares are registered to Nancy Griffin Moore.



13/	200 shares are registered to Mr. or Mrs. T. Randy Stevens,
custodian for Branson James Stevens.



	200 shares are registered to Mr. or Mrs. T. Randy Stevens, custodian for Rebecca Lynn Stevens.



	6,000 shares are registered to Leesa M. Stevens (Mr. Stevens' wife).



14/	2,328 shares are registered to Dan C. Wheeler and Carolyn
Wheeler (wife of Mr. Wheeler).



15/	1,000 shares are registered to Mary Neil P. Wise (wife of
Mr. Wise)







*****************************************************************



COMMITTEES OF THE BOARD



	There are no standing committees of the Board of Directors of the Corporation. The Board of Directors of the Corporation met six (6) times during 1994.



	The Board of Directors of the Bank has designated nine (9) standing committees. They are as follows:



Audit Committee (4 members)

Compensation Committee (7 members)

Deferred Profit Sharing Benefit Committee (5 members)

Executive Committee (7 members)

Trust Audit Committee (4 members)

Trust Committee (5 members)

Risk Management Committee (7 members)

Business Development Committee (8 members)

Compliance/CRA Committee (6 members)


Audit Committee

	Functions: The Committee recommends the certified public accounting firm to be employed by the Corporation and the Bank for audit purposes and recommends the areas of responsibility of the CPA firm. The Committee also meets with the CPA firm to receive the auditors' evaluation of the conditions of the Corporation and the Bank, and brings those reports to the Board of Directors for their consideration. The Committee also meets with internal auditors for periodic review of the audit program of the Corporation and the Bank.



	Number of 1994 meetings:  5



	Membership: The Committee membership is made up of four (4) directors who are not officers of the Bank. They are Harlan D.
Bowsher, Chairman, James L. Bailey, Jr., Edwin W. Halliday and
Dan C. Wheeler.



Compensation Committee



	Functions: The Committee recommends to the Board of Directors fees for board meetings and fees for committee meetings for directors. The Committee reviews, evaluates and recommends to the Boards of the Corporation and the Bank officers' compensation program and deferred profit sharing contributions for all eligible employees. See compensation committee report on executive compensation on pages 10, 11 and 12.



	Number of 1994 meetings:  2



	Membership:  The membership of the Committee is made up of two
(2) directors who are officers of the Corporation and of the Bank and five (5) directors who are not officers of the Corporation or the Bank. They are Tillman Knox, Chairman,
Kenneth A. Abercrombie, Harlan D. Bowsher, H. Terry Cook, Jr.,
W. J. Davis, Jr., Waymon L. Hickman, and Virgil H. Moore, Jr.





Deferred Profit Sharing Benefit Committee



	Functions: The Committee determines the eligibility of employees to participate in the Profit Sharing Plan; it also supervises records pertaining to continuity of service, acts on applications for retirement benefits, applications for leaves of absence and request for distribution of participants' accounts. The Committee is also responsible for preparing annual reports, financial statements, disclosing benefits to participants, and reporting to the IRS and the Department of Labor.



	Number of 1994 meetings:  1



	Membership:  The membership of the Committee is made up of one
(1) director who is an officer of the Corporation and the Bank, one (1) director who is not an officer of the Corporation or the Bank, two advisory directors who are not directors of the Corporation or the Bank, and one (1) employee who is not a director of the Corporation or the Bank. They are T. Randy
Stevens, Chairman, Thomas Napier Gordon, Thomas G. Manoff
(Advisory), Charlotte E. Battles (Advisory) and Janice Brady.



Executive Committee



	Functions: The Committee reviews and recommends to the Board of Directors for its approval selected actions with regard to the general direction and conduct of the Corporation and the Bank. The Committee acts on loan applications and reviews overdrafts, cash items, loans, lines of credit, and loan reviews in accordance with Bank's policies which have been approved by the Board of Directors.



	Number of 1994 meetings:  49



	Membership: The membership of the Committee is made up of three (3) directors who are officers of the Corporation and the Bank, four (4) other directors, none of whom is an officer of the Corporation or the Bank. They are Virgil H. Moore, Jr., Chairman, Harlan D. Bowsher, H. Terry Cook, Jr., Waymon L. Hickman, Tillman Knox, Joe E. Lancaster, and David I. Wise.



Trust Audit Committee



	Functions: The Committee recommends the certified public accounting firm to be employed by the Bank for auditing the Trust Department. The Committee recommends the areas of responsibility of the CPA firm and meets with the firm to receive the auditors evaluation of the condition of the Trust Department and brings those reports to the Board of Directors for its consideration. The Committee meets with the internal auditor for periodic review of audit program.



	Number of 1994 meetings:  1



	Membership:  The membership of the Committee is made up of four
(4) directors who are not officers of the Corporation or the Bank. They are Harlan D. Bowsher, Chairman, James L. Bailey,
Jr., Edwin W. Halliday, and Dan C. Wheeler.



Trust Committee



	Functions: The Committee supervises the Trust Department. Its duties include establishing and reviewing the investment strategy of the Trust Department, its major equity commitments and collective funds performances, and reviewing the earnings and operations of the Trust Department.



	Number of 1994 meetings:  12



	Membership:  The membership of the Committee is made up of two
(2) directors who are officers of the Corporation and the Bank, and three (3) directors who are not officers of the Corporation or the Bank. They are Waymon L. Hickman, Chairman, Virgil H.
Moore, Jr., Vice Chairman, Thomas Napier Gordon, Sam D. Kennedy, and Joe E. Lancaster.



Risk Management Committee



	Functions: The purpose of the Committee is to study areas of risk within the bank with emphasis on insurance coverages and bonding requirements.



	Number of 1994 meetings:  0



	Membership: The membership of the Committee is made up of three (3) directors who are officers of the Corporation and the Bank, three (3) directors who are not officers of the Corporation or the Bank and one (1) Advisory Director of the Bank. They are David I. Wise, Chairman, W. J. Davis, Jr.,
Waymon L. Hickman, Sam D. Kennedy, Joe E. Lancaster, Virgil H. Moore, Jr., and Dr. Robert G. Thompson, (Advisory). O'Neill D. Moore serves as Secretary of the Committee.



Business Development Committee



	Functions: The purpose of the Committee is to oversee and advise bank management in the development and execution of its marketing and business development plans.



	Number of 1994 meetings:  1



	Membership: The membership of the Committee is made up of three (3) directors who are officers of the Corporation and the Bank, three (3) directors who are not officers of the Corporation or the Bank, and two (2) advisory directors of the bank. They are W. J. Davis, Jr., Chairman, H. Terry Cook, Jr., Waymon L. Hickman, Virgil H. Moore, Jr., Joseph W. Remke, III (Advisory), Charles Edward Roberts (Advisory), T. Randy Stevens, and Don Wright. Nancy Bohannon serves as Committee Coordinator.



Compliance/CRA Committee



	Functions: The purpose of the Committee is to oversee and advise bank management and the Board of Directors in all areas dealing with Compliance and Community Reinvestment Act.



	Number of 1994 meetings:  6



	Membership:  The membership of the committee is made up of one
(1) director who is an officer of the Corporation and the Bank, two (2) directors who are not officers of the Corporation or the Bank, one (1) Advisory Director of the Bank, one (1) officer of the Corporation and the Bank, and one (1) officer of the Bank.
They are T. Randy Stevens, Chairman, Bernard Childress
(Advisory), H. Terry Cook, Jr., Connie A. Mayberry, O'Neill D.
Moore and W. Donald Wright.

Director Attendance



	During fiscal year 1994, there were six (6) meetings of the Board of Directors of the Corporation and twelve (12) meetings of the Board of Directors of the Bank. Each member of the Board, except as noted below, attended at least 75% of the aggregate meetings of the Boards and committees of which they were members. Joe E. Lancaster attended 54 of 74 regular Board and/or Board committee meetings to which assigned.







COMPENSATION OF DIRECTORS AND OFFICERS



During the fiscal year 1994, each director and officer of the Corporation received an annual retainer of $1,500.00 and was paid a fee of $300.00 for each Board meeting attended up to four meetings. Each Active and Honorary Bank Director received $325.00 for each Bank Board of Directors' meeting attended.
Each Bank Advisory Director received $200.00 for each Bank Board of Directors' meeting attended. Each member of the Bank's Executive Committee received a $6,000.00 annual retainer. Each Active, Honorary and Advisory Bank Director (excluding salaried officers) received $200.00 for attendance at any scheduled or officially called Committee meeting of any standing or specially appointed committee. Active Corporation and Bank Directors may defer fees payable to them under the Corporation's and Bank's Directors Deferred Compensation Plans. During the fiscal year 1994, the Corporation and the Bank paid total cash directors' fees of $82,665.00 and directors' fees were deferred in the amount of $126,262.00.



COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION



Introduction



	Decisions on compensation of the Bank's executives are made by the seven member Compensation Committee of the Board. The
Compensation Committee believes that the actions of each executive officer have the potential to impact the short-term and long-term profitability of the Corporation and the Bank.
Consequently, the Compensation Committee places considerable importance on its task of designing and administering an executive compensation program.



	The Bank has an executive compensation program that is focused on Corporation shareholder value and the overall performance of the Corporation and the Bank. The two main components of the executive compensation program are base salary and bonus.



Compensation



	The Compensation Committee's executive compensation program is designed to provide competitive levels of compensation that are integrated with the Corporation's and Bank's annual and long-term goals. Executive compensation is reviewed by the Committee relative to peer group executive compensation based on national and state survey information. The peer group used from the national and state surveys utilized institutions in the asset size range from $250,000,000.00 to $500,000,000.00. The national survey also includes data on adjoining states.



	The Compensation Committee approved cash compensation opportunities for executive officers in 1994 that are consistent with the Compensation Committee's executive compensation program.



Base Salary



	Base salary represents a fixed labor cost and is designed so that senior management receives acceptable salaries, thereby helping the Corporation and Bank keep the talent needed to meet the challenges in the financial service industry. Many factors are included in determining base salaries, such as the responsibilities borne by the executive officer, the scope of the position, length of service with the Corporation and Bank;
and individual performance; and what companies in the Peer Group are paying for similar positions. The Compensation Committee believes that executive officer base salaries should be slightly above the median of a market-competitive range. Salaries are reviewed annually.



Bonus "REAP"



	The second component in the executive compensation program is the bonus plan referred to as the Reserve for Employee Action Payments, "REAP". An earnings per share after taxes goal is established for the Bank on an annual basis. If that goal is achieved, eligible employees receive an end of the year payment at the rate of 5% of the employees base salary for the entire year. If the goal is not reached, the REAP account is reduced in proportion to the shortage in the net earnings. There is no ceiling or maximum amount that may be placed in the REAP account; therefore, employees share proportionally in the amount that the net earnings exceed the predetermined annual goal.
During fiscal year 1994, the bank exceeded its goal and paid to 265 eligible employees $305,496.88 (equivalent of 7.00% of base salaries for eligible employees). Executive officers received
REAP payments as follows:  Virgil H. Moore, Jr. - $0.00, Waymon
L. Hickman - $10,920.00, O'Neill D. Moore - $6,048.00, and David
I. Wise $5,7178.60 (see Summary Compensation Table on page 13).



Chief Executive Officer Compensation



	The executive compensation program described above is applied in setting Mr. Hickman's compensation. Mr. Hickman participates in the same executive compensation program available to the other executive officers. The Compensation Committee reviews the executive compensation program in relationship to the performance of the Corporation's net income and stock value.
Net income for the Corporation and the Bank totaled
$5,561,426.00 for fiscal year 1994, representing a 5.8% increase above the previous year. Stock value increased from $38.00 per share at December 31, 1993 to $45.00 per share at December 31, 1994 representing a $7.00 per share increase. The increase represents an 18.42% annualized gain, plus a $0.80 per share cash dividend declared in 1994. Based upon these and other factors the 1994 cash compensation of Mr. Hickman was $184,859.15. Mr. Hickman had a base salary of $156,000.00 which is slightly above the median salary in comparison to his peers in the national and state surveys indicated above. Mr. Hickman earned a bonus (REAP) in the amount of $10,920.00, that was due to the corporation's excellent financial results in 1994.



Conclusion



	The Compensation Committee believes that this mix of market-based salaries and bonus represents a balance that will motivate the management team to continue to produce strong returns. The Compensation Committee further believes this program strikes an appropriate balance between the interests and needs of the Corporation and the Bank in operating its business.



	Submitted by the Compensation Committee of the Company's Board of Directors.



					Tillman Knox, Chairman

					Kenneth A. Abercrombie

					Harlan D. Bowsher

					H. Terry Cook, Jr.

					W. J. Davis, Jr.

					Waymon L. Hickman

					Virgil H. Moore, Jr.




REMUNERATION OF DIRECTORS AND OFFICERS



	The following table sets forth the aggregate remuneration accrued or paid by the Bank or the Corporation during the fiscal years ending December 31, 1994, 1993, and 1992, to the highest compensated officers or directors whose aggregate remuneration exceeds $100,000.00.




SUMMARY COMPENSATION TABLE
								                                                  Other Annual 		All Other
								                                                  Compen- 		     Compen-
				                            Salary/1 		   Bonus/2 		  sations/3 		   sations/4

Virgil H. Moore, Jr., 		1994  		 16,000.00 	     -            -         43,507.00
Chairman of the Board 		1993  		 15,600.00 		    - 		         - 		      44,122.00
& Director of Bank & 		 1992  		132,700.00 		32,820.00		   19,530.00 	      -
Corporation/5


Waymon L. Hickman, 		   1994     172,280.65 		12,578.50  		22,500.00	   33,983.12
President & Chief 		    1993     146,500.00 		11,936.00 	  21,600.00    30,725.76
Executive Officer & 	   1992  	  134,500.00 		14,751.00		  19,800.00        -
Director of Bank;
President & Director
of Corporation


O'Neill D. Moore, 		    1994      88,900.00    6,048.00 		 12,960.00   	30,377.00
Secretary of Bank & 	   1993  	   84,100.00 		 5,981.00 		 12,240.00   	27,497.00
Corporation & Senior		  1992 	    78,400.00 		 7,706.00    11,385.00 	     -
Vice President of Bank


David I. Wise,  		      1994  	   73,980.00 		 5,178.60 	  11,097.00    44,640.34
Director of Bank 	      1993  	   80,500.00 	  5,717.00 		 11,700.00	   39,745.20
& Corporation,Senior 	  1992  	   78,150.00 	  8,606.00    11,385.00 		     -
Vice President of Bank
& Vice President of
Corporation




/1	Salaries, cash bank and corporation committee fees.

/2	Bonus includes REAP and auto expense.

/3	Other annual compensation is the bank's contribution to the
Deferred Profit Sharing Plan. Any other annual benefits provided by the Bank does not discriminate in favor of Officers and Directors and is available generally to all salaried employees.

/4	Deferred Salary Continuation Plan, Deferred Corporation and
Bank Committee Fees.

/5	Retired December 31, 1992.







Shareholder Return



	Set forth below is a line graph comparing the yearly change in the cumulative total shareholder return on the Company Common
Stock against the cumulative total return of the S&P
Composite-500 Stock Index and the S&P Major Regional Bank
Composite Index for the period of five years commencing December
31, 1989 and ended December 31, 1994.

	The graph displaying the contents of the table below will be mailed to our stockholders.


COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

VALUE OF $100 INVESTED ON DECEMBER 31, 1989 AT:

                         	12/31/90 	12/31/91 	12/31/92 	12/31/93 	12/31/94

FF&M Corp 	                103.85 	  119.23 	  132.69 	  146.14 	  173.06

Regional Banks 	            71.33 	  127.61 	  162.5 	   172.28 	  163.06

S&P 500 	                   96.89 	  126.42 	  136.05 	  149.76 	  151.74

<F1>*Assumes that the value of the investment in Company Common Stock and each index was $100 on December 31, 1989 and that dividends were reinvested.



COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION



	Messrs. Knox, Abercrombie, Bowsher, Cook, Davis, Hickman, and Moore served as members of the Compensation Committee throughout 1994. During 1994, the Corporation's bank subsidiary engaged in customary banking transactions and had outstanding loans to certain of the Corporation's and Bank's directors, including
Messrs. Knox, Bowsher, and Davis, and members of the immediate families of such directors and executive officers. Messrs.
Knox, Bowsher, and Davis, their affiliates, families, and companies in which they hold ten percent or more ownership had outstanding loan balances of $897,482.55 at December 31, 1994.
These loans were made in the ordinary course of business and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with others. In the opinion of management, these loans do not involve more than the normal risk of collectibility or present other unfavorable features.
Messrs. Hickman, Lancaster, and Moore are stockholders and Board of Director members of Volunteer Trust Company which periodically borrows money from the Bank with terms comparable to other bank customers under similar circumstances.



DEFERRED PROFIT SHARING PLAN



	The Bank has a Deferred Profit Sharing Plan and Trust which has been approved by the Internal Revenue Service for deferral of income tax. This plan includes all eligible employees. All employees who attain age twenty (20) years, and who complete one
(1) year of service with the Bank are eligible to participate.
Participants receive a vested percentage of 25% after two (2) years of service and 15% each year thereafter until 100% vested at the end of seven (7) years of participation in the plan. The
Bank's contribution to the Plan and Trust is determined by the annual performance of the Bank and is subject to approval by the Board of Directors of the Bank annually. The aggregate amount placed in Trust for the one hundred ninety-nine (199) participants during fiscal year 1994 was $601,996.95. Mr.
Virgil H. Moore, Jr., retired December 31, 1992 and did not participate in this plan in 1994. At December 31, 1994, the total ending value of Mr. Waymon L. Hickman's account in the Profit Sharing Plan was $859,061.71, Mr. O'Neill D. Moore's account was $583,038.09, and Mr. David I. Wise's account was $574,756.48.


                           Deferred Profit Sharing Plan
		                   Years of Service          				Amount Vested

                            1						               No Participation

	                           More than 1 but

                          		less than 2					         0%

			                         2					                  25%

			                         3					                  40%

			                         4					                  55%

			                         5					                  70%

			                         6					                  85%

			                         7					                 100%

                         CERTIFIED PUBLIC ACCOUNTING FIRM


	Upon the recommendation of the Audit Committee of the Bank, the firm of Kraft Bros., Esstman, Patton & Harrell has been selected by the Board of Directors of both the Corporation and the Bank to serve as principal accountants for the Corporation and the Bank for the current year. The firm of Kraft Bros., Esstman, Patton & Harrell and its predecessors has served as principal accountants for more than 35 years. A representative of the firm will be present at the stockholders meeting, will have the opportunity to make a statement if he/she so desires and will be available at that time to respond to appropriate questions.



OTHER MATTERS



	As of the date of this Proxy Statement, the management of the Corporation and the Bank knows of no other business that will be presented at this meeting.



ITEMS OF BUSINESS FOR 1996 ANNUAL MEETING OF STOCKHOLDERS



	Any proposals by stockholders to be included in the Proxy Statement and Proxy Form for consideration at the next Annual Meeting of Stockholders must be received by management at 816 South Garden Street, Columbia, Tennessee 38402-1148, no later than November 30, 1995.



ANNUAL REPORTS



	The annual report of the Corporation to stockholders for the calendar year 1994 is enclosed, but is not intended to be part of this Proxy Statement.



	COPIES OF THE CORPORATION'S ANNUAL REPORT TO SECURITIES AND EXCHANGE COMMISSION (FORM 10-K) WILL BE MAILED TO STOCKHOLDERS
WITHOUT CHARGE UPON WRITTEN REQUEST MADE TO:  PATRICIA N.
MCCLANAHAN, TREASURER, FIRST FARMERS AND MERCHANTS CORPORATION,
P. O. BOX 1148, COLUMBIA, TENNESSEE 38402-1148..



	By the order of the Board of Directors







							O'Neill D. Moore

							Secretary









March 27, 1995